EMPLOYMENT AGREEMENT


         EMPLOYMENT AGREEMENT made this 7th day of June, 1996, by and between COMPLINK, LTD., a New York corporation with its principal place of business at 175 Community Drive, Great Neck, New York 11021 (the "Company"), and GENE ZAINO (the "Executive").

         WHEREAS, the Company desires to employ the Executive as its Chief Executive Officer and Chairman of the Board and the Executive is willing to undertake such employment, and the parties hereto wish to set forth certain terms of the Executive's employment with the Company.

          NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto do agree as follows:

         1. Employment. The Company hereby employs the Executive, and the Executive hereby accepts such employment, as Chief Executive Officer and President of the Company, upon the terms and subject to the conditions contained herein.

         2. Duties.

            (a) The Executive shall have the authority and perform all duties of the position of Chief Executive Officer and Chairman of the Board of the Company consistent with the powers and duties of such offices set forth in the Company By-Laws, as well as any other duties, commensurate with the Executive's position, which are assigned by the Board of Directors of the Company (the "Board"). The Executive will be in charge of all day-to-day operations of the Company, provided however, that the Board of Directors must approve all budgets of the Company and all transactions not reflected in such budget which require the Company to expend more than $50,000. Notwithstanding the foregoing, the Executive may authorize expenditures in excess of $50,000 if such expenditures are pursuant to a purchase order or the Company has received a letter of commitment from a customer. The Company will maintain a bank account with a Federal Deposit Issuance Corporation ("FDIC") insured bank selected by the Executive. The Executive agrees that checks drawn on such account which are equal to or greater than $10,000 must be co- signed by another officer of the Company.

            (b) Throughout his employment hereunder, Executive shall devote his full time, attention, knowledge and skills during normal business hours in furtherance of the business of the Company and will faithfully, diligently, and to the best of his ability, perform the duties described above and further the Company's best interests. During his employment, the Executive


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shall not  engage,  and shall not solicit  any  employees  of the Company or its subsidiaries or other affiliates to engage, in any commercial activities which are in any way in competition with the activities of the Company, or which may in any way interfere with the performance of his duties or responsibilities to the Company.

            (c) The Executive shall at all times be subject to, observe and carry out such rules, regulations, policies, directions and restrictions as the Company, consistent with Executive's rights and duties under this Agreement, may from time to time establish and those imposed by law.

         3. Executive Covenants. In order to induce the Company to enter into this Employment Agreement, the Executive hereby agrees as follows:

            (a) Except when it is in the interest of the Company, or with the consent of or as directed by the Board, the Executive shall keep confidential and shall not divulge to any other person or entity, during the term of the Executive's employment or thereafter, any of the business secrets or other confidential information regarding the Company or its subsidiaries which have not otherwise become public knowledge.

            (b) All papers, books and records of every kind and description relating to the business and affairs of the Company, whether or not prepared by the Executive, shall be the sole and exclusive property of the Company, and the Executive shall surrender them to the Company at any time upon request by the Board.

            (c) During the term of employment by the Company, and for a period of one (1) year thereafter unless the Agreement is terminated pursuant to Paragraph 8(d) hereof, the Executive shall not, without the prior written consent of the Board (such consent not to be unreasonably withheld) (i) participate as a director, stockholder or partner, or have any direct or indirect financial interest as creditor, in any business which directly or indirectly competes with the Company or its subsidiaries which exist as of the date of the termination of this Agreement (the "Existing Subsidiaries"); provided, however, that nothing in this Agreement shall restrict the Executive from holding up to two (2%) percent of the outstanding capital stock or other securities of any publicly traded entity; (ii) solicit any customers of the Company or its Existing Subsidiaries to stop or reduce the business such customer is conducting with the Company or its Existing Subsidiaries; or (iii) directly or indirectly, act in the capacity of an executive officer, employee or in any other capacity for or of any company or other entity, within the continental United States, which designs, develops, markets or supports software communications and network gateway products or

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otherwise  designs,  develops or markets any products in competition with any of the products of the Company or its Existing Subsidiaries.

            (d) The parties agree that the Executive's services are unique and that any breach or threatened breach of the provisions of this Paragraph 3 will cause irreparable injury to the Company and that money damages will not provide an adequate remedy. Accordingly, the Company shall, in addition to other remedies provided by law, be entitled to such equitable and injunctive relief as may be necessary to enforce the provisions of this Paragraph 3 against the Executive or any person or entity participating in such breach or threatened breach. Nothing contained herein shall be construed as prohibiting the Company from pursuing any other and additional remedies available to it, at law or in equity, for such breach or threatened breach including any recovery of damages from the Executive and the immediate termination of his employment.

          4. Base Salary and Bonuses. As full compensation for Executive's services hereunder and in exchange for his promises contained herein, the Company shall compensate the Executive in the following manner:

            (a) Base Salary. The Company shall compensate Executive at the base salary rate of One Hundred and Thirty Thousand United States Dollars ($130,000 U.S.) per annum, payable in equal installments on the same basis as other senior salaried officers of the Company. Such annual salary may be increased in the future by such amounts and at such times as the Board shall deem appropriate in its sole discretion reasonably exercised based upon the financial performance of the Company.

            (b) Annual Bonuses. The Board, shall also grant bonuses to the Executive based upon the financial and operating performance of the Company. The bonuses paid to the Executive may not exceed 60% of the Executive's base salary. Bonuses will be based on a schedule approved by the Board of Directors of the Company.

            (c) Withholding. The amounts set forth in subparagraphs (a) and (b) above shall be subject to appropriate payroll withholding and any similar deductions required by law.

         5. Long-Term Incentive Plan. The Executive shall be entitled to participate, to the extent he is eligible under the terms and conditions thereof, in any stock option plan, stock award plan, Omnibus stock plan, performance unit plan or similar incentive plan currently in existence or hereafter established by the Company, in the manner and to the same extent as the Company's other senior executive officers. Awards to the Executive under any such plan shall be made at such times and in

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such amounts as shall be determined in the sole discretion  reasonably exercised of the Board subject to confirmation by Holdings Board or the Executive Committee thereof.

         6. Benefit Plans. During the term of his employment, the Executive shall be entitled to participate in the Company management employee benefits and retirement plans, as they are in existence on the date of this Agreement, or as they may be amended or added hereafter, to the same extent as the Company's other senior executive officers.

         7. Other Benefits. The Executive shall be provided the following additional benefits:

            (a) Business Expense. The Company shall reimburse the Executive, upon proper accounting, for reasonable expenses and disbursements incurred by him in the course of the performance of his duties hereunder.

            (b) Vacation. The Executive shall be entitled to four (4) weeks of vacation each year of this Agreement, without reduction in salary.

            (c) Automobile. The Company shall at its expense cause an automobile to be made available for use by the Employee during the term of this Agreement.

            (d) Life Insurance. The Company shall enter into a term life insurance policy whereby the Company shall pay the premiums on a term life insurance policy for the Executive insuring the life of the Executive for $350,000. The Executive shall be deemed the owner of the life insurance policy and shall have such right to designate the beneficiaries of such policy.

         8. Duration and Termination.

            (a) Duration. The term of this Agreement shall commence, and be contingent upon, the merger of the Company or its subsidiaries with the NETPLEX Group, Inc. and America's Work Exchange, Inc. and shall terminate three years after the effective date of such merger, unless earlier terminated pursuant to the provisions hereof.

            (b) Termination Upon Death of Executive. This Agreement shall immediately terminate, and all rights, benefits and obligations hereunder shall cease, in the event of the Executive's death; provided, however, that his heirs shall continue to be paid his salary for a period of one (1) year thereafter and participate in the Company's medical insurance plans.

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            (c) Termination  Upon  Disability of Executive.  In the event that a mutually acceptable physician determines that the Executive is unable to substantially perform his usual and customary duties under this Agreement for more than four (4) months in any calendar year, this Agreement shall immediately terminate. However, in addition to such entitlements as the Executive may have under any Company disability insurance, or other disability insurance program, the Executive's salary and participation in the Company's medical insurance plans shall be continued for a period of one (1) year subsequent to the date of termination of employment.

            (d) Termination by the Company for Reasons Other Than Cause. In the event of the termination of this Agreement by the Company for any reason other than "Cause" (hereinafter defined), the Executive shall be entitled (without any obligation on the part of the Executive to mitigate damages) to continuation of his Base Salary and the benefits set forth in Paragraphs 5, 6 and 7 herein for the remainder of the term of this Agreement. Notwithstanding the foregoing, the provisions of Paragraph 3 shall survive termination of this Agreement for all purposes.

            (e) Termination by the Company for Cause. The Company, by notice from the Board to the Executive, shall have the right to terminate this Agreement in any of the following events (each of which shall constitute
"Cause"): (i) the ----- Executive's willful and material breach in respect of his duties under this Agreement if such breach continues unremedied for thirty
(30) days after written notice thereof from the Board to the Executive specifying the acts constituting the breach and requesting that they be remedied; or (ii) the Executive is convicted or pleads guilty to a felony, during the employment period other than for conduct undertaken in good faith in furtherance of the interests of the Company.

         All compensation, benefits and reimbursements (including any annual bonus, pro rated based on the number of days prior to termination) accrued through the date of termination shall be paid to the Executive at the times normally paid by the Company, and the Executive shall thereafter be entitled to retain all benefits and rights accrued through the termination date. Termination under this subparagraph (e) shall be without damages or liability to the Executive for compensation and other benefits which would have accrued hereunder after termination.

         9. Indemnification. The Company shall defend and hold the Executive harmless to the fullest extent permitted by applicable law and the Company By-Laws and Certificate of Incorporation in connection with any claim, action, suit, investigation or proceeding arising out of or relating to performance by the Executive of services for, or action of the Executive as a Director, officer or employee of, the Company or any parent,

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subsidiary or affiliate of the Company,  or of any other person or enterprise at the Company's request. Expenses incurred by the Executive in defending a claim, action, suit or investigation or proceeding shall be paid by the Company in advance of the final disposition thereof upon the receipt by the Company of any undertaking by or on behalf of the Executive to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified hereunder; provided, however, that this Paragraph 9 shall not apply to a non-derivative action commenced by the Company against the Executive.

         10. Successors and Assigns. The rights of the Company hereunder shall run in favor of the Company, its successors, assigns, nominees or other legal representatives. Termination of Executive's employment shall not operate to relieve him of any remaining obligations hereunder, and all such obligations are binding upon his heirs, executors, administrators or other legal representatives. The Company shall require any successor (whether direct or indirect, by purchase, merger, reorganization, consolidation, acquisition of property or stock, liquidation or otherwise) to all or a significant portion of the assets of the Company, by agreement in form and substance satisfactory to the Executive, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. Regardless of whether such agreement is executed, this Agreement shall be binding upon any successor in accordance with the operation of law and such successor shall be deemed the "Company" for purposes of this Agreement.

         11. Arbitration of All Disputes.

            (a) Any controversy or claim arising out of or relating to this Agreement or the breach thereof (including the arbitrability of any controversy or claim), shall be settled by arbitration in the County of Nassau, State of New York, by three arbitrators, one of whom shall be appointed by the Company, one by the Executive and the third of whom shall be appointed by the first two arbitrators. If the first two arbitrators cannot agree on the appointment of a third arbitrator, then the third arbitrator shall be appointed by the American Arbitration Association. The arbitration shall be conducted in accordance with the rules of the American Arbitration Association, except with respect to the selection of arbitrators which shall be as provided in this Section. The cost of any arbitration proceeding hereunder shall be borne equally by the Company and the Executive. The award of the arbitrators shall be binding upon the parties. Judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

            (b) In the event that it shall be necessary or desirable for the Executive to retain legal counsel and/or incur

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other costs and expenses in connection with the enforcement of any or all of his rights under this Agreement, and provided that the Executive substantially prevails in the enforcement of such rights, the Company shall pay (or the Executive shall be entitled to recover from the Company, as the case may be) the Executive's reasonable attorneys' fees and costs and expenses in connection with the enforcement of his rights, including the enforcement of any arbitration award.

         12. Notices. All notices, requests, demands and other communications hereunder must be in writing and shall be deemed to have been duly given upon receipt if delivered by hand, sent by telecopier or courier, and three (3) days after such communication is mailed within the continental United States by first class certified mail, return receipt requested, postage prepaid, to the other party, in each case addressed as follows:

            (a) if to the Company:

                CompLink, Ltd.
                175 Community Drive
                Great Neck, New York 11021
                Att:  Executive Vice President

                           and

                Olshan Grundman Frome & Rosenzweig LLP
                505 Park Avenue
                New York, New York 10022
                Att: Steven Wolosky, Esq.

            (b) if to the Executive:

                Gene Zaino
                4 Beaumont Drive
                Melville, New York 11747

Addresses may be changed by written notice sent to the other party at the last recorded address of that party.

         13. Severability. If any provision of this Agreement shall be adjudged by any court of competent jurisdiction to be invalid or unenforceable for any reason, such judgment shall not affect, impair or invalidate the remainder of this Agreement.

         14.   Prior   Understanding.   This   Agreement   embodies  the  entire
understanding of the parties hereto, and supersedes all other oral or written agreements or understandings between them regarding the subject matter hereof. No change, alteration or modification hereof may be made except in a writing, signed by both parties hereto. The headings in this Agreement are for convenience and reference only and shall not be construed as part

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of this Agreement or to limit or otherwise affect the meaning hereof.

         15. Execution in Counterparts. This Agreement may be executed by the parties hereto in counterparts, each of which shall be deemed to be original, but all such counterparts shall constitute one and the same instrument, and all signatures need not appear on any one counterpart.

         16. Choice of Laws. Jurisdiction over disputes with regard to this Agreement shall be exclusively in the courts of the State of New York, and this Agreement shall be construed in accordance with and governed by the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

                                             COMPLINK, LTD.


                                             By:
                                                 ----------------------------
                                                 Authorized Officer

ATTEST:


---------------------                       ---------------------------------
                                            Gene Zaino


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